Exhibit 10.1
FIRST AMENDMENT TO AGREEMENT FOR DISTRIBUTION OF PRODUCTS

This First Amendment to Agreement for Distribution of Products (this “Amendment”) is entered into between Whole Foods Market Distribution, Inc., a Delaware corporation (“WFM”), and United Natural Foods, Inc., a Delaware corporation (“UNFI”), as of March 3, 2021.

RECITALS:

A.WFM and UNFI entered into that certain Agreement for Distribution of Products dated October 30, 2015 (the “Distribution Agreement”).

B.WFM and UNFI desire to amend the Distribution Agreement to extend the Term as set forth herein.

AGREEMENT:

For good and valuable consideration, the receipt and sufficiency of which WFM and UNFI hereby acknowledge, WFM and UNFI agree as follows:

1.Recitals. The Recitals are incorporated into and made a part of this Amendment by reference.

2.Term. Effective as of the date of this Amendment, Section 1 of the Distribution Agreement is hereby terminated in its entirety and replaced with the following:

1. Term.
(a) This Agreement shall commence as of September 28, 2015 (the “Effective Date”) and expire on September 27, 2027 (the “Term”).

3. Exhibit A. Effective as of the date of this Amendment, Exhibit A to the Distribution Agreement is hereby updated to conform to the Term of the Distribution Agreement.

4.    Incorporation of Terms. The terms of this Amendment shall be fully incorporated into the terms of the Distribution Agreement, which shall be modified as set forth herein.

5.    Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. The execution and delivery of this Amendment may be evidenced by electronic transmission of a signed copy of this Amendment and each party consents to the use of electronic signatures.

IN WITNESS WHEREOF, WFM and UNFI have executed this Amendment as of the date first set forth above.

Whole Foods Market Distribution, Inc.	United Natural Foods, Inc.

By: /s/ Bart Beilman	By: /s/ Steven Spinner
Bart Beilman	Steven L. Spinner, CEO & Chairman
SVP of Supply Chain and Retail Ops